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(10)(1xiii)    1995 Stock Option Plan of Dialysis Corporation of America

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                             1995 STOCK OPTION PLAN

                                       OF

                        DIALYSIS CORPORATION OF AMERICA

                                   __________

         1. Purpose. DIALYSIS CORPORATION OF AMERICA, a Florida corporation, (the "Company") hereby establishes the 1995 Stock Option Plan (the "Plan"). The purpose of the Plan is to advance the interests of the Company and its stockholders by providing a means by which the Company and its subsidiaries shall be able to attract, retain and reward competent officers, directors, consultants, key employees (including officers and directors who are employees), attorneys, advisors and others, and provide such persons with an opportunity to participate in the increased value of the Company which their effort, initiative, and skill have helped and will help to produce. The Plan and granting of options shall encourage those persons to have a proprietary interest in the Company and to provide their continued efforts.

         2.      Definitions.

         2.1 The following terms, whenever used in this Plan, shall have the meanings set forth below.

                 (a)      "Affiliate" means any corporation, a majority of the
                           voting stock of which is directly or indirectly owned by the Company.

                 (b) "Affiliation" or "Affiliated" means any person who has a relationship with or is otherwise then affiliated with the Company as a Participant; the absence or cessation of the designation as Participant shall mean that such person no longer has an Affiliation or is Affiliated with the Company or an Affiliate.

                 (c) "Award" means a grant made under this Plan in the form of Non-Qualified Stock Options.

                 (d)      "Board" means the Board of Directors of the Company.

                 (e)      "Committee" means a committee appointed by the Board.

                 (f) "Company" means Dialysis Corporation of America and its Affiliates unless the context therwise indicates.

                 (g) "Exercise Price" shall mean the price per Share of Stock at which an Option may be exercised.

                 (h) "Fair Market Value" of a Share as of a specified date shall mean the closing price of a Share on the principal securities exchange on which such Shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such Shares are
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                 traded if no Shares were traded on such immediately
                 preceding day; or if the Shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the Shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee or the Board, taking into consideration all factors it deems appropriate, including, without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm's length. In no case shall Fair Market Value be less than the par value of the Stock.

                 (i) "Option" means a right (Non-Qualified Stock Option) to purchase Stock.

                 (j) "Participant" means a person designated by the Board or the Committee to receive an Award under the Plan who has a relationship with or is otherwise then Affiliated with the Company or an Affiliate as either an officer, director (including directors who are not employees of the Company) consultant, key employees, attorney or advisor or similarly situated persons, at the time of such designation.

                 (k) "Plan" means this 1995 Dialysis Corporation of America Stock Option Plan, as amended from time to time.

                 (l) "Share" means a share of Stock adjusted in accordance with Section 14 of the Plan (if applicable).

                 (m) "Stock" means the common stock, $.01 par value per share, of the Company.

                 (n) "Successor" means the legal representative of the estate of a deceased Participant or the person or persons who may acquire the right to exercise an Option or to receive Shares issuable in satisfaction of an Award, by bequest or inheritance.

                 (o) "Term" means the period during which an Option may be exercised.

         2.2 Gender and Number. Except when otherwise indicated by context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

         3. Administration. The Plan shall be administered by the Board; provided, to the extent the Board deems it advisable or the law requires the same, the Board may appoint a Committee consisting of not less than three (3) members comprised of at least two disinterested administrators to administer the Plan. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. Hereinafter all references in this Plan to the Board with respect to the administration of the Plan shall mean the Committee upon the formation of such Committee. Subject to the provisions of the Plan, the Board shall determine the individuals to whom and the time or times at which Options shall be granted, the number of Shares to be subject to each Option, and the Term

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of any such Option, and shall determine other terms and provisions of the respective Options, which may or may not be identical, including but not limited to restrictions that may be imposed on the Options and Shares and the nature of such restrictions. The Board shall also interpret the Plan, prescribe, amend and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Board shall be made in accordance with its judgment as to the best interests of the Company and its stockholders and in accordance with the purposes of the Plan. A majority of members of the Board shall constitute a quorum, and all determinations of the Board shall be made by a majority of its members. Any determination of the Board under the Plan may be made, after the consultation of the entire Board, without notice or meeting of the Board, by a writing signed by a majority of the Board.

         The Board may authorize the modification, extension or renewal of any Option outstanding under the Plan, or accept the exchange of outstanding Options (to the extent not theretofore exercised) for the granting of new Options in substitution therefor, when, and subject to such conditions, as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan, provided notwithstanding the foregoing, no such modifications of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under an Option theretofore granted under the Plan.

         No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

         4. Shares Available Under the Plan. The number of Shares available for distribution under this Plan shall not exceed 250,000 Shares (subject to adjustment in accordance with Section 14 hereof). These Shares may consist, in whole or in part, of authorized but unissued Stock or treasury Stock not reserved for any other purpose. Any Shares subject to the terms and conditions of an Award under this Plan which are not used because the terms and conditions of the Award are not met or the Options granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased Shares subject to such Option may again be used for an Award under the Plan.

         5. Participation. Participation in the Plan shall be limited to Participants of the Company selected by the Board. Participation is entirely at the discretion of the Board, and is not automatically continued after an initial period of Participation or Affiliation.

         6.      Stock Options.

         6.1 Agreements. An Award of an Option shall be evidenced by a Stock Option Certificate in such form and not inconsistent with the Plan as the Board shall approve from time to time, which shall include the following terms and conditions:

                 (a) Type of Option; Number of Shares. A statement identifying the Option represented thereby as Non-Qualified Stock Option and the number of Shares to which the Option applies and shall provide for adjustment in accordance with the provisions of Section 14 hereof.

                 (b) Option Price. A statement of the Exercise Price for the Stock subject to the Option which shall not be less then the par value of the Stock.


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                 (c)      Exercise Term.  A statement of the Term of each
                 Option granted as established by the Board, subject to earlier termination as provided in Sections 6.2 and 6.3 of the Plan, and provided that no Option shall be exercisable after five years from the date of grant.

                 (d)      Payment for Shares.  A statement that the Exercise
                          Price shall be payable   in cash in full at the time
                          of exercise.

                 (e) Nontransferability. Each Stock Option Certificate shall state that the Option is not transferable other than by will or the laws of descent and distribution or a Change in Control of the Company as provided in
                          Section 8 hereof, and during the lifetime of the Participant is exercisable only by him or by his guardian or legal representative.

                          (f) Rights as a Shareholder. An Optionee shall have not rights as a shareholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 14.

         6.2 Termination of Affiliation Due to Death, Disability, or Retirement. If a Participant ceases Affiliation with the Company or an Affiliate by reason of his death, permanent disability or retirement at or after age 65 all Options outstanding shall remain exercisable for a period of nine (9) months from such death, disability or retirement, but not beyond the expiration date of said Options. If the termination of Affiliation is due to retirement, then any vesting period as provided in the Stock Option Certificate, if not then completed, shall continue during such nine (9) month period commencing from the retirement date. If termination of Affiliation is due to death or permanent disability of the Participant, all such Participant's Options shall become fully exercisable. For this purpose, Affiliation will be treated as continuing intact while the
         Participant is on sick leave    or other bona fide leave of absence,
         to be determined in the sole discretion of the Board.

         6.3 Termination of Affiliation for Reasons Other Than Death, Disability or Retirement. Except as otherwise determined by the Board:

                 (a) In the event a Participant ceases Affiliation with the Company voluntarily or involuntarily, except for the involuntary termination for cause, death, retirement or permanent disability, if there is a vesting period, then any Shares not vested to the date of such termination shall be forfeited; and, in any event, the Participant shall have thirty (30) days from such termination to exercise the Option, to the extent of Shares then vested, at the Exercise Price.


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                 (b)      In the event a Participant ceases Affiliation with
                          the Company by involuntary termination for cause, the Option shall immediately be null and void, notwithstanding the extent of Shares then vested.

         "Voluntary termination" means cessation of Affiliation with the Company based upon free choice or free will for whatever reason. Free choice and free will remain free choice and free will and shall not be affected or deemed involuntary due to the nature of working conditions, salary, personal relationships, the outlook for the Company or its business or similar reasons. "Involuntary termination for cause" includes (i) conviction of a felony, (ii) willful failure to carry out the policies and directives of management and/or the Board of Directors, (iii) breach of any agreement, representation or covenant with the Company, (iv) engaging, alone or with others, in felonious or other dishonest acts or practices, or (v) non-performance of the Optionee's obligations and responsibilities to the Company or not acting in the best interests of the Company.

         6.4 Acceleration of Vesting and Exercise Due to Change in Control or Registration of the Shares.

                 If there is any vesting period, then:

                 (a) Should the Company file a Form S-8 registration to cover the Options or Shares, for which registration there is no present intent, on the effective date of such registration the Shares shall immediately fully vest and the Options shall become fully exercisable.

                 (b) Change in Control, as provided in Section 8 hereof, shall also provide for full exercisability of the Option.

         7. Termination of Affiliation. Transfers of employment or directorships, or as consultant, advisor or attorney between the Company and an Affiliate, or between Affiliates, will not constitute termination of Affiliation for purposes of any Award.

         8. Change in Control. Upon the occurrence of any Change in Control through an Acquiring Person, Reorganization or Board Change as set forth herein, all Options granted under the Plan shall be fully exercisable and the Company or surviving entity shall immediately redeem all outstanding Options for cash in an amount equal to the excess of the greater of (i) the price per Share paid in such acquisition by Acquiring Person or in such Reorganization, or (ii) the highest Fair Market Value of the Stock during ten
(10) days following a public announcement that an Acquiring Person has acquired the requisite beneficial ownership of the outstanding Stock or ten (10) days following the commencement of or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the requisite beneficial ownership by an Acquiring Person, or (iii) the Fair Market Value upon a Change in the Board, over the Option Exercise Price.

         8.1 Acquiring Person. Any person or group of affiliated or associated persons, other than present management, its parent, or Optionees, who have acquired beneficial ownership of twenty-five (25%) percent or more of the outstanding Shares, or who commence, or announce an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or



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                 group of twenty-five (25%) percent or more of such outstanding
                 Shares, and such acquisition is completed.

         8.2 Reorganization. A reorganization shall mean that substantially all of the assets of the Company are acquired by another person or entity other than the existing Board (see
                 Section 8.3) or a reorganization involving the acquisition of the Company by another or its merger or consolidation with another. The Reorganization shall be deemed to have occurred upon consummation or the reorganization transaction.

         8.3 Board Change. Board Change shall be the date that a majority of the Board shall be persons other than persons (a) for whose election proxies shall have been solicited by the Board, or
                 (b) who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly created directorships.

         Within ten (10) days of such Change in Control the Company, Acquiring Person or successor, as the case may be, shall give written notification to the Participant of such redemption of the Options. The Participant shall have the right to elect to keep the Options by written notification to the Company, Acquiring Person, or successor, as the case may be, within five (5) days of the redemption notification by virtue of any Change in Control. Notwithstanding anything herein to the contrary, the Options shall continue in full force and effect upon such Change in Control if elected to be kept by the Participant even if subsequent to but by virtue of such Change in Control the Participant no longer has an Affiliation. Such Options shall thereafter terminate as otherwise provided in the Plan.

         9. Exercise of Option. Subject to the provisions of Section 6 to 8, each Award under the Plan shall be exercisable as follows:

         9.1 Vesting. The Option shall be either fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Board may specify.

         9.2 Full Vesting of Installments. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Board.

         9.3 Partial Exercise. Each Option may be exercised at any time or from time to time, in whole or in part, in accordance with its terms, for up to the total number of Shares with respect to which it is then exercisable.

         9.4 Acceleration of Vesting. The Board shall have the right to accelerate the date of exercise of any Award.

         10. Effective Date of the Plan. The Plan was adopted by the Board and stockholders as of November 10, 1995. The Plan shall expire at the end of the day on November 9, 2000 (except as to Options outstanding on that date).


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         11.     Right to Terminate Affiliation.  Nothing in the Plan shall confer upon any Participant the right to continue Affiliation with the Company or affect any right which the Company may have to terminate such Affiliation of the Participant.

         12. Withholding Taxes. The Company shall have the right to deduct from all payments under this Plan, whether in cash or in Stock, an amount necessary to satisfy any federal, state or local withholding tax requirements.

         13. Amendment, Modification and Termination of the Plan. The Board may at any time terminate, suspend, amend or modify the Plan in any respect at any time, except that the Board will not, without authorization of the stockholders of the Company obtained within 12 months before or after the Board adopts a resolution authorizing the effectuation of any change (other than through adjustment for changes in capitalization as provided in Section
14) which will:

         (a) Materially increase the total amount of Stock which may be awarded under the plan.

         (b) Materially increase the benefits accruing to Participants under the Plan;

         (c) Change the class of Participants eligible to participate in the Plan.

         (d)     Extend the duration of the Plan.

No termination, suspension, amendment or modification of the Plan will adversely affect any right acquired by any Participant or any Successor under an Award granted before the date of termination, suspension, amendment or modification, unless otherwise agreed to by the Participant; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Section 14 does not adversely affect any right.

         14. Adjustment for Changes in Capitalization. Upon the occurrence of any of the following events, an Optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the Stock Option Certificate as per Section 6.1:

         14.1 Stock Dividends and Stock Splits. Any change in the number of outstanding Shares occurring through Stock splits, reverse Stock splits, or Stock dividends after the grant of an Award will be reflected proportionately in the aggregate number of Shares then available for Awards and in the number of Shares subject to Awards then outstanding; and a proportionate change will be made in the Exercise Price as to any outstanding Options.

         14.2 Consolidations or Mergers. If the Company shall be the surviving corporation in any merger of consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled.

         14.3 Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Section 14.2 above) pursuant to which securities of the Company or of another corporation are

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                 issued with respect to the outstanding shares of Common Stock, an Optionee upon exercising an Option shall be entitled to receive for the Exercise Price the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

         14.4 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board.

         14.5 Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of Stock or any class, or securities convertible into shares of Stock of any cla ss, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

         14.6 Fractional Shares. No fractional shares shall be issued under the Plan and any fractional Shares resulting from adjustments as provided herein will be rounded to the nearest whole Share.

         14.7 Adjustments. Upon the happening of any of the events described in Sections 14.1, 14.2 or 14.3 above, the class and aggregate number of Shares set forth in Section 4 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Board or the successor Board shall determine the specific adjustments to be made under this
                 Section 14 and, subject to Section 3, its determination shall be conclusive.

         14.8 Company's Right to Make Adjustments and Reorganizations. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         15. Securities Law Requirements. No Shares shall be issued upon the exercise of any Option unless and until the Company has determined that (i) it and the Participant have taken all actions required to register the Shares under the Securities Act of 1933 or perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied. Nothing herein is deemed nor shall be construed to confer any registration rights upon the Participant for an Option or the Shares, and no such registration right with respect to any Option or Share is provided to any Participant by the Company.

         16.     Miscellaneous.

         16.1 Proceeds. The proceeds received by the Company from the sale of the Shares pursuant to the exercise of the Option will be used for general corporate purposes.

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         16.2    No Obligation to Exercise.  The granting of an Award shall impose no obligation upon the Participant to exercise the Option.

         16.3 Means of Exercising Options. An Option (or any part thereof) shall be exercised by giving written notice to the Company at its principal office address. The notice shall identify the Option being exercised and specify the number of Shares as to which such Option is being exercised, accompanied by full payment of the Exercise Price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Board, through delivery of Shares of Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Board, by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at not less than 100% of the lowest applicable Federal rate, as defined in Section 1274 (d) of the Code, (d) at the discretion of the Board and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the Optionee's direction at the time of exercise, or (e) at the discretion of the Board, by any combination of
                 (a), (b), (c) and (d) above.

         16.4 Governing Law, Construction. The validity an construction of the Plan and the agreement evidencing Options shall be governed by the laws of the State of Florida, or the laws of any jurisdiction in which the Company or its successors in interest may be organized.


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